Exhibit 99.3

CONTRIBUTION AGREEMENT

October 19, 2025

This CONTRIBUTION AGREEMENT (this “Agreement”) is made as of the date first written above by and among Ripple Labs Inc., a Delaware corporation (“Contributor”), Pathfinder Digital Assets LLC, a Delaware limited liability company (the “Company”), and Evernorth Holdings Inc., a Nevada corporation (“Pubco” and, together with Contributor and the Company, the “Parties”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the BCA (as defined below).

WHEREAS, concurrently with the entry into this Agreement, the Company is entering into that certain Business Combination Agreement, by and among the Company, Contributor and the other parties thereto (as may be amended from time to time, the “BCA”);

WHEREAS, pursuant to Section 9.3(d) of the BCA, completion of the Contribution (as defined below) is a condition in favor of Armada Acquisition Corp. II, a Cayman Islands exempted company (“SPAC”), to the closing of the transactions contemplated by the BCA (the “BCA Closing”); and

WHEREAS, Contributor desires to contribute, transfer, and assign to the Company, and the Company desires to receive, acquire, and accept from Contributor, 126,791,458 XRP (such number of XRP, the “Contributed XRP”), in exchange for additional units of the Company (the “Units”), and each such Unit shall, at the BCA Closing and subject to the terms and conditions of the BCA, be automatically cancelled and cease to exist in exchange for the right to receive from Pubco one share of Pubco Class A Common Stock in each case, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and intending to be legally bound, the Parties hereby agree as follows:

1. Contribution. Subject to the terms and conditions of this Agreement, at the Contribution Closing (as defined below), Contributor shall sell, convey, assign, transfer, and deliver, and the Company shall purchase and assume from Contributor the Contributed XRP free and clear of all liens, claims, encumbrances, charges, security interests, or any restrictions of any kind but, for the avoidance of doubt, not including the Excluded Assets (the “Contribution”).

2. Excluded Assets. Notwithstanding anything to the contrary in this Agreement, in no event shall Contributor be deemed to transfer, assign, convey or deliver, and Contributor shall retain all right, title and interest in and to all other properties, rights, interests and other assets of Contributor that are not Contributed XRP, including the following (collectively, the “Excluded Assets”):

(a) all cash and cash equivalents, all bank accounts, and all deposits or prepaid or deferred charges and expenses that have been prepaid by Contributor, and any retainers or similar amounts paid to advisors or other professional service providers, in each case in respect of the Contributed XRP;

(b) Contributor’s claims or other rights under this Agreement; and

(c) any claims of Contributor for any Tax refunds accrued prior to the Contribution Closing Date (as defined below) or any recoveries under any insurance policies that are paid out prior to the Contribution Closing Date.

3. Consideration. Subject to the terms and conditions of this Agreement, at the Contribution Closing, in consideration for the Contribution, the Company shall issue to Contributor the Initial Subscribed Units (as defined below), such that Contributor owns 100% of the issued and outstanding Units, which, together with any Adjustment Units (as defined below) issuable to Contributor as set forth herein, shall collectively represent the right to receive a number of shares of Pubco Class A Common Stock (the “Shares”) in connection with the BCA Closing as set forth in the BCA. For purposes of this Agreement:

(a)	“Contribution Price” means such amount (in USD) equal to the product of (x) the Contributed XRP and (y) the Signing Date XRP Token VWAP.

(b)	“Initial Subscribed Units” means such number of Units equal to the quotient of (i) the Contribution Price and (ii) the Per Unit Price.

(c)	“Per Unit Price” means $10.00 per Unit.

(d)

“Signing Date XRP Token VWAP” means the volume-weighted average price (“VWAP”) of XRP denominated in USD as quoted on the “CME CF XRP-Dollar Reference Rate—New York Variant” benchmark (with the reference ticker XRPUSD_NY) at 4:00 p.m. New York City time on the day immediately preceding the date on which the BCA is signed (such signing date, the “BCA Signing Date”).

(e)	“Subscribed Units” means such number of Units equal to (i) the Initial Subscribed Units plus (ii) any Adjustment Units issuable to Contributor.

4. Closing Date. The closing of the transactions contemplated by this Agreement (the “Contribution Closing”) shall occur on or within four (4) Business Days following the date of this Agreement, remotely by and upon the electronic exchange and release of signature pages to this Agreement, or at such other place that the parties may mutually agree. The date on which the Contribution Closing occurs is referred to as the “Contribution Closing Date.”

5. Closing Deliverables. At the Contribution Closing:

(a) the Company shall deliver to Contributor evidence of the issuance of the Initial Subscribed Units in accordance with Section 3;

(b) Contributor shall effectuate the Contribution by delivering the Contributed XRP to a wallet address to be specified by the Company, with evidence of such transfer provided to SPAC in a manner reasonably satisfactory to SPAC.

6. Conditions to Closing. The obligation of each Party to consummate the transactions contemplated by this Agreement is subject to the fulfillment, on or prior to the Contribution Closing Date, of the condition (which may be waived by the Parties in whole or in part to the extent permitted by applicable Law) that no Law will have been enacted and no Order will have been issued by a Governmental Authority after the date hereof that enjoins, restrains, prevents or prohibits the consummation of the Contribution Closing or makes the consummation of the Contribution Closing illegal.

7. Closing Adjustment.

(a)

Immediately prior to the BCA Closing, for purposes of determining the number of Subscribed Units, the Company shall calculate the number of Adjustment Units issuable to Contributor. For purposes of this Agreement, if the Closing Date XRP Token VWAP (as defined below) is greater than the Signing Date XRP Token VWAP, Contributor shall be entitled to receive from the Company such number of Units (the “Adjustment Units”) equal to the product of (i) the number of Initial Subscribed Units issuable to Contributor and (ii) the difference between (1) the quotient of the Closing Date XRP Token VWAP and the Signing Date XRP Token VWAP and (2) one. For the avoidance of doubt, if the Closing Date XRP Token VWAP is less than or equal to the Signing Date XRP Token VWAP, the number of Adjustment Units shall equal zero. For purposes of this Agreement, “Closing Date XRP Token VWAP” means the value of XRP denominated in USD as calculated using the “CME CF XRP-Dollar Reference Rate—New York Variant” benchmark (with the reference ticker XRPUSD_NY) by taking the arithmetic average of the quotes at 4:00 p.m. New York City time for each of the three days immediately preceding the closing date of the transactions (the “BCA Closing Date”). For the avoidance of doubt, no fractional Adjustment Units shall be issued, and any fractional Adjustment Units otherwise issuable shall be rounded down to the nearest whole share.

(b)

Notwithstanding any other provision contained in this Agreement, if the consummation of the BCA Closing and any substantially concurrent transactions (including any investments by the other Ripple Parties) would result in the Ripple Parties Beneficially Owning Shares that have a combined voting power in Pubco in excess of 9.9% of the total voting power of Pubco, the Subscribed Units held by the Contributor shall be converted to (x) the number of Shares that, when taken together with any Shares subscribed for by the other Ripple Parties, would result in the Ripple Parties Beneficially Owning Shares with a combined voting power in Pubco equal to 9.9% of the total voting power of Pubco (such number of Shares, the “Issued Shares”) and (y) the number of Units that is equal to (i) the number of Subscribed Units less (ii) the number of Issued Shares (the “Retained Units”). Any Retained Units shall be exchangeable for Shares in the manner set forth in the amended and restated limited liability company agreement of the Company.

8. Registration of Shares.

(a) Subject to Section 8(b), Pubco agrees that, as soon as practicable but in no event later than thirty (30) calendar days following the BCA Closing Date, Pubco will file with the Commission (at Pubco’s sole cost and expense) a registration statement registering the resale of any shares of Pubco Class A Common Stock issuable in respect of the Subscribed Units, whether such shares are to be issued in connection with the BCA Closing or upon a later exchange of Subscribed Units retained by Contributor following the BCA Closing (the “Registrable Securities” and such registration statement, the “Registration Statement”), and Pubco shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but in any event no later than seventy five (75) calendar days after the BCA Closing Date (the “Effectiveness Deadline”); provided that the Effectiveness Deadline shall be extended by a maximum of ninety (90) calendar days after the BCA Closing Date if the Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, that Pubco shall request the Registration Statement declared effective promptly after the date Pubco is notified (orally or in writing, whichever is earlier) by the staff of the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the Commission remains closed. Pubco will provide a draft of the Registration Statement to Contributor at least five (5) Business Days in advance of the date of filing the Registration Statement with the Commission. Unless otherwise agreed to in writing by Contributor prior to the filing of the Registration Statement, Contributor shall not be identified as a statutory underwriter in the Registration Statement unless the Commission requests that Contributor be identified as a statutory underwriter; provided that if the Commission requests that Contributor be identified as a statutory underwriter in the Registration Statement, Contributor will have the opportunity to withdraw from the Registration Statement upon its prompt written request to Pubco. Notwithstanding the foregoing, if the Commission or its regulations prevent Pubco from including any or all of the Registrable Securities proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of Registrable Securities shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, Pubco shall amend the Registration Statement or file one or more new Registration Statement(s) (with such amendment or new Registration Statement also being deemed to be a “Registration Statement” hereunder) to register such additional Registrable Securities and use commercially reasonable efforts to cause such amendment or Registration Statement(s) to become effective as promptly as practicable after the filing thereof, but in any event no later than thirty (30) calendar days after the filing of such Registration Statement (the “Additional Effectiveness Deadline”); provided that the Additional Effectiveness Deadline shall be extended to seventy five (75) calendar days after the filing of such Registration Statement, including any new Registration Statement or amended Registration Statement, if such Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, that Pubco shall request that such Registration Statement be declared effective promptly after the date Pubco is notified (orally or in writing, whichever is earlier) by the staff of the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if such day falls on a Saturday, Sunday or other day that the Commission is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the Commission remains closed. Any failure by Pubco to file a Registration Statement by the Effectiveness Deadline or Additional Effectiveness Deadline shall not otherwise relieve Pubco of its obligations to file or effect a Registration Statement as set forth in this Section 8.

(b) Pubco agrees that, except for such times as Pubco is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, Pubco will use its commercially reasonable efforts to cause such Registration Statement to remain effective with respect to Contributor, including to prepare and file any post effective amendment to such Registration Statement or a supplement to the related prospectus such that the prospectus will not include any untrue statement or a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, until the earliest to occur of (i) the date on which Contributor ceases to hold any Registrable Securities issued pursuant to this Subscription Agreement, (ii) the first date on which Contributor can sell all of its Registrable Securities issued pursuant to this Subscription Agreement (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for Pubco to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and (iii) three years from the date of effectiveness of the Registration Statement (the earliest of clauses (i) through (iii), the “End Date”). Prior to the End Date, Pubco (i) will use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable; (ii) file all reports, and provide all customary and reasonable cooperation, necessary to enable Contributor to resell Registrable Securities pursuant to the Registration Statement; and (iii) qualify the Registrable Securities for listing on the Stock Exchange and update or amend the Registration Statement as necessary to include Registrable Securities. Pubco will use its commercially reasonable efforts to (A) for so long as Contributor holds Registrable Securities, make and keep public information available (as those terms are understood and defined in Rule 144) and file with the Commission in a timely manner all reports and other documents required of Pubco under the Exchange Act so long as Pubco remains subject to such requirements to enable Contributor to resell the Registrable Securities pursuant to Rule 144, (B) at the reasonable request of Contributor, deliver all the necessary documentation to cause Pubco’s transfer agent to remove all restrictive legends from any Registrable Securities being sold under the Registration Statement or pursuant to Rule 144 at the time of sale of the Registrable Securities, and (C) cause its legal counsel to deliver to the transfer agent the necessary legal opinions required by the transfer agent, if any, in connection with the instruction under clause (B) upon the receipt of Contributor representation letters and such other customary supporting documentation as requested by (and in a form reasonably acceptable to) such counsel. Contributor agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Registrable Securities to Pubco (or its successor) as may be reasonably required to enable Pubco to make the determination described above.

(c) Pubco’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Contributor furnishing in writing to Pubco a completed selling stockholder questionnaire in customary form that contains such information regarding Contributor, the securities of Pubco held by Contributor and the intended method of disposition of the Registrable Securities as shall be reasonably requested by Pubco to effect the registration of the Registrable Securities, and Contributor shall execute such documents in connection with such registration as Pubco may reasonably request that are customary of a selling stockholder in similar situations, including providing that Pubco shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement (i) during any customary blackout or similar period or as permitted hereunder and (ii) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of Pubco’s Annual Report on Form 10-K for its first completed fiscal year following the effective date of the Registration Statement; provided that Pubco shall request such information from Contributor, including the selling stockholder questionnaire, at least two (2) Business Days prior to the anticipated date of filing the Registration Statement with the Commission. In the case of the registration effected by Pubco pursuant to this Subscription Agreement, Pubco shall, upon reasonable request, inform Contributor as to the status of such registration. Contributor shall not be entitled to use the Registration Statement for an underwritten offering of Registrable Securities.

(d) Notwithstanding anything to the contrary contained herein, Pubco shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time require Contributor not to sell under the Registration Statement or suspend the use or effectiveness of any such Registration Statement if (A) it determines in good faith that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, including as a result of any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information, (B) such filing or use would materially affect a bona fide business or financing transaction of Pubco or would require premature disclosure of information that would materially adversely affect Pubco, (C) in the good faith judgment of the majority of the members of Pubco’s board of directors, such filing or effectiveness or use of such Registration Statement would be seriously detrimental to Pubco, (D) the majority of the members of Pubco’s board of directors determines to delay the filing or initial effectiveness of, or suspend use of, a Registration Statement and such delay or suspension arises out of, or is a result of, or is related to or is in connection with the SEC Guidance or future Commission guidance directed at special purpose acquisition companies or companies that have consummated a business combination with a special purpose acquisition company, or any related disclosure or related matters, (E) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of Pubco’s Annual Report on Form 10-K for its first completed fiscal year following the effective date of the Registration Statement, or (F) Contributor agrees that (1) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Contributor receives copies of a supplemental or amended prospectus (which Pubco agrees to use commercially reasonable efforts to promptly prepare) that corrects the misstatement(s) or omission(s) referred to in Section 8(d)(A) and receives notice that any post-effective amendment has become effective or unless otherwise notified by Pubco that it may resume such offers and sales and (2) it will maintain the confidentiality of any information included in such written notice delivered by Pubco unless otherwise required by law, subpoena or regulatory request or requirement (each such circumstance, a “Suspension Event”); provided that (w) Pubco shall not so delay filing or so suspend the use of the Registration Statement for a period of more than ninety (90) consecutive days or more than one hundred and twenty (120) total calendar days in any consecutive three hundred sixty (360) day period, or more than two (2) times in any consecutive three hundred sixty (360) day period and (x) Pubco shall use commercially reasonable efforts to make such registration statement available for the sale by Contributor of such securities as soon as practicable thereafter.

(e) Upon receipt of any written notice from Pubco of the happening of (i) an issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose, which notice shall be given no later than three (3) Business Days from the date of such event, (ii) any Suspension Event during the period that the Registration Statement is effective, or (iii) if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Contributor agrees that (1) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Contributor receives copies of a supplemental or amended prospectus (which Pubco agrees to use commercially reasonable efforts to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Pubco that it may resume such offers and sales and (2) it will maintain the confidentiality of any information included in such written notice delivered by Pubco unless otherwise required by law, subpoena or regulatory request or requirement. If so directed by Pubco, Contributor will deliver to Pubco or, in Contributor’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in Contributor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (w) to the extent Contributor is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (x) to copies stored electronically on archival servers as a result of automatic data back-up.

(f) For purposes of this Section 8, (i) “Registrable Securities” shall mean, as of any date of determination, the Registrable Securities (whether held by the Contributor in the form of shares of Pubco Class A Common Stock, or Subscribed Units that are exchangeable into shares of Pubco Class A Common Stock) and any other equity security issued or issuable with respect to the Registrable Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, or replacement, and (ii) “Contributor” shall include any person to which the rights under this Section 8 shall have been duly assigned.

(g) Pubco shall indemnify, defend and hold harmless Contributor (to the extent Contributor is a seller under the Registration Statement), the officers, directors, members, managers, partners, agents and employees of Contributor, each person who controls Contributor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, managers, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all out-of-pocket and reasonably documented losses, claims, damages, liabilities, costs (including reasonable and documented external attorneys’ fees) and expenses (collectively, “Losses”) arising out of or caused by or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions (1) are based upon information regarding Contributor furnished in writing to Pubco by or on behalf of Contributor expressly for use therein or Contributor has omitted a material fact from such information or (2) result from or are in connection with any offers or sales effected by or on behalf of Contributor in violation of Section 8(c). Notwithstanding the foregoing, Pubco’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Pubco. Pubco shall provide Contributor with an update on any threatened or asserted proceedings arising from or in connection with the transactions contemplated by this Section 8 of which Pubco receives notice whether oral or in writing.

(h) Contributor shall, severally and not jointly with any other subscriber in the offering contemplated by this Subscription Agreement, indemnify, defend and hold harmless Pubco, its directors, officers, members, managers, partners, agents and employees, each person who controls Pubco (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, members, managers, partners, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Contributor furnished in writing to Pubco by or on behalf of Contributor expressly for use therein. In no event shall the liability of Contributor be greater in amount than the United States dollars amount of the net proceeds received by Contributor upon the sale of the Registrable Securities giving rise to such indemnification obligation. Notwithstanding the forgoing, Contributor’s indemnification obligation shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Contributor (which consent shall not be unreasonably withheld or delayed).

(i) Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(j) The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of the Registrable Securities pursuant to this Subscription Agreement.

(k) If the indemnification provided under this Section 8 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of Contributor shall be limited to the net proceeds received by such Contributor from the sale of Registrable Securities giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), or on behalf of such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth in this Section 8, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 8(k) from any person or entity who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, in no event will any party be liable for punitive damages in connection with this Subscription Agreement or the transactions contemplated hereby.

(l) At any time and from time to time in connection with a bona-fide sale of Registrable Securities effected in compliance with the requirements of Rule 144 under the Securities Act or through any broker-dealer sale transactions described in the plan of distribution set forth within any prospectus and pursuant to the Registration Statement, Pubco shall use its commercially reasonable efforts, subject to the receipt of customary documentation required from the holder of the applicable Registrable Securities and broker in connection therewith and compliance with applicable laws, (i) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being sold and (ii) in connection with any sale made pursuant to Rule 144, cause its legal counsel to deliver reasonably requested legal opinions, if any, to the transfer agent in connection with the instruction under subclause (i). Contributor may request that Pubco remove any legend from the book entry position evidencing its Registrable Securities following the earliest of such time as such Registrable Securities (i)

(x) are subject to or (y) have been or are about to be sold or transferred pursuant to an effective registration statement (including the Registration Statement), or (ii) have been sold pursuant to Rule 144. Pubco shall be responsible for the fees of its transfer agent, its legal counsel (including for purposes of giving the opinion referenced herein) and all DTC fees associated with such issuance and Contributor shall be responsible for its fees or costs associated with such removal of the legend (including its legal fees or costs of its legal counsel); provided, that, notwithstanding the foregoing, Pubco will not be required to deliver any such opinion, authorization, certificate or direction if it reasonably believes that removal of the legend could result in or facilitate transfers of securities in violation of applicable law.

(m) With a view to making available to Contributor the benefits of Rule 144 that permit Contributor to sell securities of Pubco to the public without registration, Pubco agrees, for so long as Contributor holds Registrable Securities, to:

i. make and keep current public information available, as those terms are understood and defined in Rule 144; and

ii. use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of Pubco under the Exchange Act so long as Pubco remains subject to such requirements and the filing of such reports and other documents as may be required pursuant to the applicable provisions of Rule 144.

(n) Upon request, Pubco shall provide Contributor with contact information for the person responsible for Pubco’s account at the transfer agent to facilitate transfers made pursuant to this Section 8 and provide reasonable assistance to facilitate transfers. Pubco shall be responsible for the fees of its transfer agent and its legal counsel (including for purposes of giving the opinion referenced herein) associated with such issuance and Contributor shall be responsible for its fees or costs associated with such removal of the legend (including its legal fees or costs of its legal counsel).

9. Termination. This Agreement may be terminated prior to the Closing as follows: (a) by the mutual written consent of the Parties and SPAC; or (b) automatically with no further action required by the Parties if the BCA is terminated in accordance with its terms. If this Agreement is terminated in accordance with this Section 9, this Agreement shall become void and of no further force and effect.

10. Further Assurances. Each Party hereto shall execute and deliver, or cause to be executed and delivered, such other instruments as may be reasonably requested by the other Party or reasonably required to effectuate the transactions contemplated hereby and to otherwise carry out the purposes of the Contributions and this Agreement.

11. Representations and Warranties. Contributor hereby represents and warrants to the Company as follows:

(a) Contributor has all rights, title and interest in and to the Contributed XRP;

(b) the Contributed XRP is held in a digital wallet or digital wallets, held or operated by or on behalf of Contributor at or by an appropriately regulated custodian and/or in accordance with industry-standard security practices (the “Contributor Digital Wallets”), and neither the Contributed XRP nor such Contributor Digital Wallets are subject to any liens, encumbrances or other restrictions;

(c) Contributor has taken commercially reasonable steps to protect its Contributor Digital Wallets and the Contributed XRP;

(d) Contributor has taken commercially reasonable steps to protect its Contributor Digital Wallets and the Contributed XRP; and

(e) Contributor has the exclusive ability to control such Contributor Digital Wallets, including by use of “private keys” or other equivalent means or through custody arrangements or other equivalent means.

12. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns.

13. Amendments, Supplements, etc. This Agreement may be amended or supplemented only with the prior written consent of each Party and SPAC. No term of this Agreement, nor performance hereof or compliance herewith, may be waived except by a writing signed by the Party giving such waiver.

14. Third-Party Beneficiary. The Parties agree and acknowledge that SPAC is an intended third-party beneficiary of Sections 1, 5(b), 9 and 13 and shall have the right to enforce Sections 1, 5(b), 9 and 13 as if an original party hereto.

15. Governing Law; Jurisdiction.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

(b) EACH PARTY AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

(c) The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Agreement must be brought exclusively in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York (collectively, the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 15(d) of this Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

(d) All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient, if sent on a Business Day prior to 5:00 p.m. New York City time, or on the Business Day following the date of transmission, if sent on a day that is not a Business Day or after 5:00 p.m. New York City time on a Business Day, (iii) one (1) Business Day after being sent to the recipient via overnight mail by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 15(d). A courtesy electronic copy of any notice sent by methods (i), (iii), or (iv) above shall also be sent to the recipient via electronic mail if an electronic mail address is provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 15(d).

16. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

17. Entire Agreement. This Agreement embodies the complete agreement and understanding among the Parties and supersedes and preempts any prior understandings or agreements by or among the Parties, written or oral, that may relate to the subject matter hereof.

18. Severability. If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed and delivered this Contribution Agreement as of the date first written above.

RIPPLE LABS INC.

By:	/s/ Eric Jeck
Name: Eric Jeck
Title: SVP, Business and Corporate Development

PATHFINDER DIGITAL ASSETS LLC

By:	/s/ Asheesh Birla
Name: Asheesh Birla
Title: Chief Executive Officer

EVERNORTH HOLDINGS INC.

By:	/s/ Asheesh Birla
Name: Asheesh Birla
Title: President

[Signature Page to Contribution Agreement]